UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: May 15, 2024
(Date of earliest event reported)

Phillips 66
(Exact name of registrant as specified in its charter)

Delaware	001-35349	45-3779385
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2331 CityWest Boulevard
Houston, Texas 77042
(Address of principal executive offices and zip code)

(281) 293-6600
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.01 par value	PSX	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07    Submission of Matters to a Vote of Security Holders.

Phillips 66 (the “Company”) held its Annual Meeting of Shareholders on May 15, 2024 (the “Annual Meeting”). There were 424,775,912 shares of common stock outstanding and entitled to vote as of March 20, 2024, the record date for the Annual Meeting. The results of the matters submitted to a vote of the shareholders at the Annual Meeting are set forth below.

1.    Election of four Class III director nominees.
The shareholders elected as Class III directors, each to serve for a three-year term that expires at the annual meeting of shareholders held in 2027 or until such director’s successor has been duly elected or appointed and qualified, or until their earlier resignation or removal, by the following votes:

	Voted For	Voted Against	Abstentions	Broker Non-Votes
Julie L. Bushman	284,074,332	25,850,333	1,333,725	59,418,965
Lisa A. Davis	279,747,731	30,209,350	1,301,309	59,418,965
Mark E. Lashier	280,350,593	29,626,149	1,281,648	59,418,965
Douglas T. Terreson	288,129,833	21,775,054	1,353,503	59,418,965

2.    Proposal to approve, on an advisory basis, executive compensation.
The shareholders approved, on an advisory basis, the compensation of the Company’s named executive officers, by the following votes:

Voted For	Voted Against	Abstentions	Broker Non-Votes
288,566,492	20,573,008	2,118,890	59,418,965

3.    Proposal to ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm.
The shareholders approved the ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for 2024, by the following votes:

Voted For	Voted Against	Abstentions
365,557,145	4,253,214	866,996

4.    Shareholder proposal requesting a report analyzing the impact of the System Change Scenario on the Chemicals business.
The shareholder proposal requesting a report analyzing the impact of the System Change Scenario on the Chemicals business was not approved, based on the following votes:

Voted For	Voted Against	Abstentions	Broker Non-Votes
36,181,887	271,765,922	3,310,581	59,418,965

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Phillips 66

Dated: May 17, 2024	By:	/s/ Vanessa Allen Sutherland
Vanessa Allen Sutherland Executive Vice President

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